CMS ENERGY

CMS LISTED NYSE

Top of Mind

- Why invest?
- What's in the Plan?; What's not?
- How do we do it?
- What makes us different?

Barclays CFO Roundtable

March 18, 2015


Ludington Pumped Storage

Fourth largest in the world


+7%
EPS Growth
Every Year
(No Resets)

Unmatched Adjusted EPS Performance


Cross Winds® Energy Park

#2 in renewable sales in the Great Lakes area

This presentation is made as of the date hereof and contains "forward-looking statements" as defined in Rule 3b-6 of the Securities Exchange Act of 1934, Rule 175 of the Securities Act of 1933, and relevant legal decisions. The forward-looking statements are subject to risks and uncertainties. All forward-looking statements should be considered in the context of the risk and other factors detailed from time to time in CMS Energy's and Consumers Energy's Securities and Exchange Commission filings. Forward-looking statements should be read in conjunction with "FORWARD-LOOKING STATEMENTS AND INFORMATION" and "RISK FACTORS" sections of CMS Energy's and Consumers Energy's Form 10-K for the year ended December 31, 2014. CMS Energy's and Consumers Energy's "FORWARD-LOOKING STATEMENTS AND INFORMATION" and "RISK FACTORS" sections are incorporated herein by reference and discuss important factors that could cause CMS Energy's and Consumers Energy's results to differ materially from those anticipated in such statements. CMS Energy and Consumers Energy undertake no obligation to update any of the information presented herein to reflect facts, events or circumstances after the date hereof.

The presentation also includes non-GAAP measures when describing CMS Energy's results of operations and financial performance. A reconciliation of each of these measures to the most directly comparable GAAP measure is included in the appendix and posted on our website at www.cmsenergy.com.

CMS Energy provides historical financial results on both a reported (Generally Accepted Accounting Principles) and adjusted (non-GAAP) basis and provides forward-looking guidance on an adjusted basis. Management views adjusted earnings as a key measure of the company's present operating financial performance, unaffected by discontinued operations, asset sales, impairments, regulatory items from prior years, or other items. These items have the potential to impact, favorably or unfavorably, the company's reported earnings in future periods.

Investors and others should note that CMS Energy and Consumers Energy post important financial information using the investor relations section of the CMS Energy website, www.cmsenergy.com and Securities and Exchange Commission filings.

What's Changed Since Last Year?
DELIVERED ON 2014 COMMITMENTS . . . .

CMS ENERGY

Commitment	Results Delivered
A. Exceed industry EPS[a] and dividend growth	A. +7% EPS[a]; +7.4% dividend!
B. Exceed industry ORGANIC CAPITAL INVESTMENT ($1.6 bil)	B. $1.7 bil -- 16% of market cap (peers 14%)!
C. Industry leading 2% O&M COST reductions	C. 3% 2014; 3% 2015!
D. SALES (weather-normalized) up 2%	D. Up 9% industrial; up 3% total!
E. Operating (gross) CASH FLOW	E. Up $500 mil since 2011; up another $500 mil by 2019! —15% of 2014 market cap (peers 12%)
F. Gas RATE CASE by 6/15	F. Settled early; 10.3% ROE!

[a] Adjusted EPS (non-GAAP)

. . . . 13 consecutive years of premium growth.

Why Invest in CMS Energy?

Our Growth Engine

(2015-2024 Capex)


$15.5 Billion
5% - 7% EPS [a] growth

More "upside"
$5 bil NOT yet in Plan!

Supported By

- **UPSIDES** create headroom
  (Investment, Sales, Cost, & DIG)
- **PARTNERS** in progress
  (Customers, Regulators, & Policy Makers)
- **PASSION** to improve for customers AND owners
  (Value, Reliability, & Environment)
- **SELF-FUNDED!**

-----
[a] Adjusted EPS (non-GAAP)

. . . . next 10 years even brighter than last 10 year record!

Why Invest in CMS Energy?
UNMATCHED EPS PERFORMANCE . . . .

Premier, Real EPS[a] Growth



Future =
5% to 7% / yr
CMS =
7% / yr
Peers = 3% / yr
2008
2009
2010
2011
2012
2013
2014
Future

Upsides

- ✓ $20 bil (vs $15.5 bil) capex growth,
- ✓ > O&M reductions; 6% '14 & '15; 4% '16 – '18 -- more to go,
- ✓ > ½% sales growth,
- ✓ 2008 Energy Law updates, AND
- ✓ "DIG" capacity sale . . . .

. . . . not in Plan.

[a] Adjusted EPS (non-GAAP)

. . . . future (even better).

What's in the Plan?
INVESTMENT "CATCH-UP". . . .


Amount
(billions)
$1.8
Peers
Catch-Up
Restructuring
CMS
> $1.5 per year
Peer Performance a]
Consumers Energy
Peer Average
Capex
Liquidity
Cash Flow (oper)
16%
14%
20%
15%
15%
12%
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024

a] Based on December 31, 2014 information percent of market cap

Source: 10K; actual amounts through 2013 smoothed for illustration

. . . . creating an opportunity for the next ten years.

What's in the Plan?
VISIBLE CAPEX . . . .

CMS ENERGY


2005-2014
$10.7B
2015-2024
$15.5B
Growth +45%
Gas Infrastructure
Electric Maintenance
New Generation
Electric Reliability & Distribution
Smart Energy
Environmental
Electric Maintenance
Gas Infrastructure
Up +94%
New Generation
Electric Reliability & Distribution
Up +151%
Environmental
Smart Energy

. . . . with no "big bets" over ten years!

What's NOT in the Plan?
UPSIDE INVESTMENT OPPORTUNITIES . . . .

CMS ENERGY

2015-2024
10-Year Plan

Opportunity Level


+30% Opportunity
$15.5 Billion
Amount (bils)
Generation capacity $3
Gas conversions & expansion 1
Grid modernization 1
Total Opportunities $5
Upside?
$20+ Billion

Rate Base	up 5% to 7%	
Customer base rates	<2 ✓	>4 X

. . . . $5 billion more of solid growth.

What's NOT in the Plan?
UPSIDE CAPACITY OPPORTUNITIES . . . .

CMS ENERGY



Capacity Growth Over Next Ten Years
MW
11,000
7,500
NOT IN PLAN potential for ~3,000 MW of owned capacity
~8,600 MW
PPA
2,600
capacity
~30%
Owned
6,000
410 MW
Shortfall
540 MW
~800 MW
780 MW
1,240 MW
PPA's Expire
Lower customer bills
~9,400 MW
PPA
580
Owned
8,820
Today
Jackson Plant Replaces Classic Seven
ROA Customers Return?
Palisades PPA Expires 2022
MCV PPA Expires 2025
Future
2015
201X
2022
2025

. . . . emerging incrementally with replacements not yet in plan!

What's NOT in the Plan?
UPSIDE CAPACITY PRICE INCREASES . . . .



Was
(mils)
Now
(mils)
Future Scenarios
(mils)
$5
$15
+$40
+$20
$35
$55
Capacity price ($ kW per month)
< $0.50
(Market)
≈ $2.00
(Market)
$4.50
$7.50
(CONE)

. . . . could add value to the 700 MW "DIG" plant.

What's NOT in the Plan?
SALES GROWTH . . . .

CMS ENERGY

In the News

"Kent County [Grand Rapids] leads nation's largest counties in post-recession employment gains"
-- *Grand Rapids Press*

"Kent County [Grand Rapids] unemployment rate at 3.5%"
-- *Wood TV 8*

"Michigan unemployment rate drops to 6.3 percent, lowest since November 2002"
-- *Michigan Economic Development Corp.*

Annual Electric Sales[a]



Industrial
Total
8.7%
5.0%
2.8%
3.0%
Conservative
2.0%
1.0%
1.0%
0.5%
-2.5%
-5.0%
2008-2009 Recession
2010-2013 Recovery
2014
2015
Future 2016 - 2019

[a] Weather normalized vs. prior year

. . . . planned conservatively.

How Do We Do It?
O&M COST SAVINGS . . . .

O&M Trend vs Peers



50%
~6% per year
Peers
~2% per year
Inflation
-25%
0
CMS
-7%
-7%
-6%
-7%
-10%
-17%
-25
Actual
Plan
2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2018

Lines smoothed for illustrative purposes

O&M Cost Savings

	2014 & 2015 (mils)	2014 → 2018 (mils)
• Attrition	$ - 35	$ - 75
• Productivity (Coal → Gas)	- 35	- 50
• "Pole Top" Hardening	- 30	- 30
• Smart Meters	- 5	- 25
• Eliminate Waste (UA's)	- 15	- 20
• Mortality Tables & Discount Rates	+50	+ 50
• Service Upgrades	+10	+ 50
Net Savings	**$ - 60**	**$ - 100**
Percent Savings	**- 6%**	**- 10%**

FAST START!

. . . . accelerated; funding investment and reducing risk.

How Do We Do It?
O&M COST REDUCTIONS . . . .



Amount
(mils)
$1060
-3%
-3%
+5%
+9%
-12%
-8%
2013
Cost Reductions
Reinvestment
2014
"Benefits"
Cost Reductions
2015

. . . . providing more headroom for customer benefits.

How Do We Do It?
"REINVESTMENT" HELPS CUSTOMERS....



Adjusted EPS (non-GAAP)
2014
2015
Guidance
January
March 31
June 30
September 30
December
$1.77 +7%
Annual EPS[a] Growth
2012
2013
2014
CMS EPS Growth Before "Reinvestment"
14%
CMS
7%
CMS
7%
CMS
7%
3%
$1.45
Peers
a Adjusted EPS (non-GAAP)

. . . . AND provides sustainable, premium growth for INVESTORS.

How Do We Do It?
2015 GAS AND ELECTRIC RATE CASES . . . .



2014
2015
2016
Our View
GAS
Filed $88 M 7/01
Settled $45 M
A) Settled $45 million
B) 10.3% ROE
Filed $163 M 12/05
Self-implement
Securitization Surcharge Ends $80 M
A) Jackson Plant
B) Final Order
C) New Rate Design
Classic 7 Decommissioned
A) Jackson Plant in rate base
B) Investment recovery and cost reductions
C) New Rate Design
ELECTRIC
2014
2015
2016
Our View

. . . . primarily for customer improvement with large O&M offsets.

EXPERIENCED POLICY MAKERS . . . .

CMS ENERGY

Governor Rick Snyder



Powering Michigan's Comeback

Commission



John Quackenbush (R), Chairman
Term Ends: July 2, 2017

Consistent Leadership!



Sally Talberg (I)
Term Ends: July 2, 2019



Greg White (I)
Term Ends: July 2, 2015

Energy Committee Chairs



Senator Mike Nofs



House Rep. Aric Nesbitt

. . . . provide stability.

How Do We Do It?
2015 MICHIGAN ENERGY LAW . . . .

CMS ENERGY

Upside
- RPS Expansion?
- ROA Elimination?

- Adaptability
- Reliability
- Affordability
- Environmental protection

- 10% renewables by 2015
- Energy efficiency standards
- File-and-implement
- 10% ROA cap

- Historical test year
- 12-18 months regulatory lag
- No cap on ROA

2015 Energy Timeline

- Governor Snyder names energy a top priority during State of the State address
- Forms an energy agency
- March special energy message

Before 2008 | **TODAY** | **2015 Improvements**

. . . . builds on 2008 Law!

What Makes Us Different?
ELECTRIC CUSTOMER PRICES . . . .

CMS ENERGY

Residential Bills


Worse
20%
National Avg
(12)%
Rates
(14)%
Rates &
Fuel
(19)%
Rates &
Design
(13)%
-20
Better
2013
2014
2015
2016

Industrial Rates


Worse
30%
26%
Rates
21%
Rates &
Fuel
13%
Rates &
Design
7%
3%
Midwest Avg
(5)%
Policy or
market might
eliminate gap
-30
Better
2013
2014
2015
2016 Plus

. . . . competitive for residential and improving for industrial customers.

What Makes Us Different?
CUSTOMER SATISFACTION . . . .


Electric
1st Quartile
2nd Quartile
3rd Quartile
4th Quartile
#3
#6
Present Rank
2010
2012
2014
2016
Residential
Business
Gas
1st Quartile
2nd Quartile
3rd Quartile
4th Quartile
#2
#9
Present Rank
2010
2012
2014
2016
Residential
Business

. . . . which continues to improve rapidly.

What Makes Us Different?
A Passion for Customers AND Investors . . . .

CMS ENERGY

Future Shines Bright


$3.50
EPS [a]
Dividend
+7%
+5% to +7%
+5% to +7%
~ +4% yield
+5% to +7%
25% Avg.
+9% to +11% Annual Return
Last 12 Years
Next 10 Years

[a] Adjusted EPS (non-GAAP)

Sustainable Future Growth

	Past Performance	Next 5 Years
• Investment (bils) (2010-2014)	$6.4	$7.6 Capacity Op!
• O&M Reductions (2006-2013)	(7)%	(10)% Conservative
• Sales Growth (2010-2014)	+1%	+½ % Conservative
• Energy Policy	2008 Law	2015 Update Improved

. . . . with next 10 years even brighter than last 10 years!

Appendix

Mindset. . . .



CMS ENERGY
10-Year Actual
7% CAGR
Peers 4%
EPS [a]
Dividend
$0.81
$0.90
$0.96
$1.08
$0.84
Int'l Sale
$1.21 [b]
$1.26
$1.36
$1.45
$1.55
$1.66
$1.77
$1.89
$1.86
5% - 7%
20¢
80%
36¢
39%
50¢
32%
66¢
27%
84¢
14%
96¢
6%
$1.02
6%
$1.08
7%
$1.16
5% - 7%
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
Future
Dividend Payout 0% 25% 30% 40% 49% 58% 62% 62% 61% 60%-70%

-----

[a] Adjusted EPS (non-GAAP)

[b] $1.25 excluding discontinued Exeter operations and accounting changes related to convertible debt and restricted stock

. . . . provides consistent "no excuse" growth, without resets.

2015 Guidance . . . .

CMS ENERGY

	Adjusted EPS (non-GAAP)
• Utility	
• Electric	$1.50 - $1.52
• Gas	0.59 - 0.60
Total Utility	$2.09 - $2.12
• Enterprises	0.04
• Parent and other	(0.27)
Total EPS	$1.86 - $1.89 +5% to +7%
• Operating cash flow (GAAP) (mils)	$1,550

. . . . building on high end, actual 2014 performance.

2015 Sensitivities . . . .

CMS ENERGY

	Status	Sensitivity	2015 Impact EPS	2015 Impact OCF (mils)
Sales [a]				
• Electric (37,847 GWh)		± 1%	± $0.05	± $ 20
• Gas (294.1 Bcf)		± 5	± 0.07	± 30
Gas prices (NYMEX)		± 50¢	∓ 0	∓ 55
ROE (authorized)				
• Electric (10.3%)		± 10 bps	± 0.01	± 5
• Gas (10.3%)		± 10	± < 0.01	± 2
Interest Rates		±100 bps	∓ < 0.01	∓ 0

[a] Reflect 2015 sales forecast; weather adjusted

. . . . reflect strong risk mitigation.

OPERATING CASH FLOW GROWTH....



Amount
(bils)
$ 2.5
2.0
1.5
1.0
0.5
.0
(0.5)
Gross operating cash flow[a] up $0.1 billion per year
Up $0.5 Billion
$1.8
$1.9
$2.0
$2.1
$2.2
$2.4
$1.55
Interest, working capital and taxes
Investment
Pct of Market Cap (as of Dec. 2014)
Cap Inv
OCF
CMS
16%
15%
Peers
14
12
Cash flow before dividend
[a] Non-GAAP
2014
2015
2016
2017
2018
2019

NOLs & Credits	$0.7	$0.7	$0.5	$0.4	$0.3	$0.2

.... up $½ billion or 30% over five years!

Credit Ratings . . . .



Scale
S&P / Fitch
Moody's
S&P (Dec. '14)
Moody's (Jan. '14)
Fitch (Feb. '15)
A+ A1
A A2
A- A3
BBB+ Baa1
BBB Baa2
BBB- Baa3
BB+ Ba1
Consumers Secured
BBB Baa2
BBB- Baa3
BB+ Ba1
BB Ba2
BB- Ba3
B+ B1
B B2
B- B3
CMS Unsecured
Present
Prior
2002
Outlook
Stable
Stable
Stable

Reflects

- Consistent Performance
- Less Risk
- Customer Focus
- Constructive Regulation
- Good Energy Policy

. . . . show continuous improvement.

What's NOT in the Plan?
ECONOMIC GROWTH....

CMS ENERGY

Examples of New Business


Electric
Gas
Combination
Announcement
Plasan Carbon Composites
• High performance auto body parts
• 620 new jobs
• $29 million investment
• Phased in next 3 years
Announcement
Dicastal North America, Inc.
• World's largest maker of alloy wheels
• 300 new jobs
• $140 million investment
• Production begins in 2015
Continental Dairy
Betz
Durolast Roofing
GM Assembly
Enbridge
Magna-Cosma
Dart
MSU FRIB
Post
WKW
MACI
Denso
Brembo

Industries

	MW
Auto	50
Food	7
Manufacturing	21
Metal	20
Petroleum	19
Plastics	19
Others	19
Total	**Up 155**

. . . . another 2.5% of sales growth.

What Makes Us Different?
CONSUMERS APPEARS . . . .

Carbon Tonnage Reduction


Million Tons of CO_2
(Preliminary)
25
23
21
19
17
15
2005 Baseline
Clean Power Plan
"Implied" EPA Target
Consumers Energy
Projected emission level
2014
2020
2025
2030

. . . . to be in a good carbon position.

Capacity Diversity . . . .



Nuclear 8%
Oil 6%
Renewables 9%
Pumped Storage 11%
Coal 34%
2014
Gas 32%
Oil 6%
Nuclear 8%
Renewables 3%
Pumped Storage 11%
Coal 41%
2005
Gas 31%
Nuclear 8%
Oil 6%
Purchases 3%
Coal 24%
Renewables 10%
2017
Pumped Storage 12%
Gas 37%

. . . . evolving to cleaner generation while becoming more cost competitive.

Capital Expenditures

CMS ENERGY

	2015 (mils)	2016 (mils)	2017 (mils)	2018 (mils)	2019 (mils)	2015-2019 Subtotal (mils)	2020-2024 Subtotal (mils)	2015-2024 Total (mils)
New Generation (includes Renewables)	$ 70	$ 224	$ 52	$ 64	$ 134	$ 544	$ 612	$ 1,156
Environmental	254	98	136	153	212	853	139	992
Gas Infrastructure	237	216	200	159	138	950	1,454	2,404
Smart Energy	130	177	164	43	22	536	-	536
Electric Reliability & Distribution	196	198	208	262	255	1,119	1,575	2,694
Maintenance (Electric & Gas)	714	700	650	774	786	3,624	4,094	7,718
Total	$ 1,601	$ 1,613	$ 1,410	$ 1,455	$ 1,547	$ 7,626	$ 7,874	$ 15,500

	2015 (mils)	2016 (mils)	2017 (mils)	2018 (mils)	2019 (mils)	2015-2019 Subtotal (mils)	2020-2024 Subtotal (mils)	2015-2024 Total (mils)
Electric	$ 1,088	$ 1,116	$ 911	$ 983	$ 1,073	$ 5,171	$ 4,704	$ 9,875
Gas	513	497	499	472	474	2,455	3,170	5,625
Total	$ 1,601	$ 1,613	$ 1,410	$ 1,455	$ 1,547	$ 7,626	$ 7,874	$ 15,500

GAAP Reconciliation

CMS ENERGY

CMS ENERGY CORPORATION
Earnings Per Share By Year GAAP Reconciliation
(Unaudited)

	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013	2014
Reported earnings (loss) per share - GAAP	($0.30)	$0.64	($0.44)	($0.41)	($1.02)	$1.20	$0.91	$1.28	$1.58	$1.42	$1.66	$1.74
After-tax items:												
Electric and gas utility	0.21	(0.39)	-	-	(0.07)	0.05	0.33	0.03	-	0.17	-	-
Enterprises	0.74	0.62	0.04	(0.02)	1.25	(0.02)	0.09	(0.03)	(0.11)	(0.01)	*	0.03
Corporate interest and other	0.16	(0.03)	0.04	0.27	(0.32)	(0.02)	0.01	*	(0.01)	*	*	*
Discontinued operations (income) loss	(0.16)	0.02	(0.07)	(0.03)	0.40	(*)	(0.08)	0.08	(0.01)	(0.03)	*	(*)
Asset impairment charges, net	-	-	1.82	0.76	0.60	-	-	-	-	-	-	-
Cumulative accounting changes	0.16	0.01	-	-	-	-	-	-	-	-	-	-
Adjusted earnings per share, including MTM - non-GAAP	$0.81	$0.87	$1.39	$0.57	$0.84	$1.21 (a)	$1.26	$1.36	$1.45	$1.55	$1.66	$1.77
Mark-to-market impacts		0.03	(0.43)	0.51								
Adjusted earnings per share, excluding MTM - non-GAAP	NA	$0.90	$0.96	$1.08	NA	NA	NA	NA	NA	NA	NA	NA

* Less than $500 thousand or $0.01 per share.

(a) $1.25 excluding discontinued Exeter operations and accounting changes related to convertible debt and restricted stock.

CMS ENERGY

CMS Energy
Reconciliation of Gross Operating Cash Flow to GAAP Operating Activities
(unaudited)
(mils)

	2014	2015	2016	2017	2018	2019
Consumers Operating Income + Depreciation & Amortization	$ 1,813	$ 1,885	$ 1,955	$ 2,081	$ 2,194	$ 2,358
Enterprises Project Cash Flows	20	25	29	50	52	55
Gross Operating Cash Flow	$ 1,833	$ 1,910	$ 1,983	$ 2,131	$ 2,246	$ 2,413
Other operating activities including taxes, interest payments and working capital	(386)	(360)	(583)	(631)	(646)	(713)
Net cash provided by operating activities	$ 1,447	$ 1,550	$ 1,400	$ 1,500	$ 1,600	$ 1,700